UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018 (October 16, 2018)

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation or organization)		Number)

Suite 901, Building 6
No. 1678 Jinshajiang Road
Putuo District, Shanghai, China	200333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-3258 3578

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.02. Unregistered Sales of Equity Securities.

            As previously reported in the Quarterly Report on Form 10-Q filed on August 14, 2018 (the “Form 10-Q”) by Planet Green Holdings Corp. f/k/a American Lorain Corporation (the “Company”), on August 8, 2018, the Company entered into an amended and restated securities purchase agreement with Yimin Jin, the Company’s chief strategy officer and director, and Hongxiang Yu, the Company’s chairman, chief executive officer and president (collectively, the “Purchasers”), pursuant to which the Purchasers agreed to invest an aggregate of $10 million in the Company in exchange for an aggregate of 2,352,942 shares (on a post-reverse stock split basis) of the Company’s common stock (the “Shares”), representing a purchase price of approximately $4.25 per share (the “Financing”).

            On October 16, 2018, the Company closed the Financing, which was approved at the Company's 2018 annual meeting of stockholders held on September 26, 2018. At the closing, the Company received gross proceeds of $10,000,000 in the aggregate, in exchange for the issuance of the Shares.

            The issuance of the Shares was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

            On October 17, 2018, the Company issued a press release announcing the closing of the Financing. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities, nor shall it be deeded to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 17, 2018

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2018	PLANET GREEN HOLDINGS CORP.

By: /s/ Hongxiang Yu
Name: Hongxiang Yu
Title: Chief Executive Officer